Shares Repurchased	12 Months Ended
Dec. 31, 2025
Shares Repurchased
Shares Repurchased

14. Shares Repurchased

On June 3, 2025, the Company launched a share repurchase program which allowed the Company to repurchase up to the lesser of $5.0 million in the Company’s ordinary shares, par value $0.0001 per share, or 5.0 million ordinary shares. During the year of 2025, the Company repurchased 52,175 ordinary shares at average price of $0.9364 per share totaling $48,857. The shares repurchased are kept in Treasury stock in the amount of $5. Accordingly, the additional paid in capital was reduced by the amount of $48,852 in this regard.

Subsequent to December 31,2025, the Company repurchased 162,047 ordinary shares at an average price of $0.7227 per share totaling $ 117,114. The shares repurchased are kept in Treasury Stocks.